SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 11, 2004
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2004-5)
  ---------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-109722                     13-3408717
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


   1000 Technology Drive, O'Fallon, Missouri                  63304
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 261-1313

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2004-5. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2004-5 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2004-5 REMIC Pass-Through Certificates.

     On August 28, 2004, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before August 1, 2004) as of August 1, 2004 of $1,406,807,669.74. The mortgage loans that have original maturities of at least 20 but not more than 30 years and are not relocation loans, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before August 1, 2004) as of August 1, 2004 of $830,804,674.24. The mortgage loans that have original maturities of at least 15 but not more than 20 years and a target rate of 4.75%, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before August 1, 2004) as of August 1, 2004 of $278,570,503.47. The mortgage loans that have original maturities of at least 15 but not more than 20 years and a target rate of 5.00%, the "pool III mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before August 1, 2004) as of August 1, 2004 of $177,396,026.97. The mortgage loans that have original maturities of at least 20 but not more than 30 years and are relocation loans, the "pool IV mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before August 1, 2004) as of August 1, 2004 of $120,036,465.06. Information below is provided with respect to the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans, the pool IV mortgage loans and/or all mortgage loans included in the mortgage loan pool as indicated.

     The total numbers of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and the pool IV mortgage loans as of August 1, 2004 were 1,609, 537, 342 and 238, respectively. The weighted average interest rates of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and the pool IV mortgage loans (before deduction of the servicing fee) as of August 1, 2004 were 5.792%, 5.004%, 5.419% and 5.489%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and the pool IV mortgage loans as of August 1, 2004 were 357.26 months, 177.42 months, 177.78 months and 356.49 months, respectively. All mortgage loans have original maturities of at least 15 but not more than 30 years. None of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans or the pool IV mortgage loans were originated prior to February 1, 2003, December 1, 2003, November 1, 2003 and January 1, 2003, respectively, or after August 1, 2004. The weighted average original terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and the pool IV mortgage loans as of January 1, 2004 were 359.44 months, 179.94 months,
179.86 months and 360.00 months, respectively.

     None of the pool I mortgage loans and the pool IV mortgage loans have a scheduled maturity later than August 1, 2034. None of the pool II mortgage loans and the pool III mortgage loans have a scheduled maturity later than August 1, 2019. Each pool I mortgage loan, pool II mortgage loan, pool III mortgage loan and pool IV mortgage loan had an original principal balance of not less than $50,000, $64,870, $75,000 and $333,750, respectively, nor more than $1,000,000,
$1,000,000, $1,267,500 and $1,000,000, respectively. Pool I mortgage loans, pool II mortgage loans, pool III mortgage loans and pool IV mortgage loans having aggregate scheduled principal balances of $6,450,307, $439,241, $923,922 and $2,043,798, respectively, as of August 1, 2004, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans, pool II mortgage loans, pool III mortgage loans or pool IV mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the pool I mortgage loans, the pool II mortgage loans, pool III mortgage loans and the pool IV mortgage loans as of August 1, 2004 were 64.0%, 52.2%, 56.9% and 73.3%, respectively. No more than $6,556,172, $4,513,584,
$2,482,298 and $3,480,988, respectively, of the pool I mortgage loans, the pool II mortgage loans, pool III mortgage loans and the pool IV mortgage loans are secured by mortgaged properties located in any one zip code. At least 97%(2), 97%, 92% and 100%, respectively, of the pool I mortgage loans, the pool II mortgage loans, pool III mortgage loans and the pool IV mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-109722).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans, as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans, as a percentage of the aggregate scheduled principal balance of the pool III mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool III mortgage loans, or as a percentage of the aggregate scheduled principal balance of the pool IV mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool IV mortgage loans.

     At least 88%, 89%, 91% and 31%, respectively, of the pool I mortgage loans, the pool II mortgage loans, pool III mortgage loans and the pool IV mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 12%, 11%, 9% and 69%, respectively, of the pool I mortgage loans, the pool II mortgage loans, pool III mortgage loans and the pool IV mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 61%, 84%, 69% and none, respectively, of the pool I mortgage loans, the pool II mortgage loans, pool III mortgage loans and the pool IV mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans, pool II mortgage loans and pool III mortgage loans for which additional collateral was pledged, taken as groups:

     1. the numbers of such pool I mortgage loans, pool II mortgage loans and pool III mortgage loans are 5, 1 and 1, respectively;

     2. the aggregate scheduled principal balances of such pool I mortgage loans, pool II mortgage loans and pool III mortgage loans are $2,019,248, $158,813 and $317,880, respectively;

     3. the weighted average loan-to-value ratios of such pool I mortgage loans, pool II mortgage loans and pool III mortgage loans, taking into account the loanable value of the pledged additional collateral, are 75.3%, 70.0% and 80.0%, respectively; and

     4. the weighted average loan-to-value ratios of such pool I mortgage loans, pool II mortgage loans and pool III mortgage loans, without taking into account the loanable value of the pledged additional collateral, are 97.8%, 100.0% and 100.0%, respectively.

     Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 5.5O0%. Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 5.5O0%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I discount loans and the pool I premium loans were $358,565,283 and $472,239,391, respectively. The weighted average interest rates of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 5.558% and 5.971%, respectively. The weighted average remaining terms to stated maturity of the pool I discount loans and the pool I premium loans, as of the cut-off date, were
357.25 months and 357.27 months, respectively.

     Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 4.750%. Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 4.750%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II discount loans and the pool II premium loans were $47,715,545 and $230,854,958, respectively. The weighted average interest rates of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 4.859% and 5.033%, respectively. The weighted average remaining terms to stated maturity of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 177.43 months and 177.41 months, respectively.

     Pool III premium loans will consist of pool III mortgage loans with net loan rates greater than or equal to 5.250%. All pool III mortgage loans are premium loans. The aggregate scheduled principal balance outstanding as of the cut-off date of the pool III premium loans was $177,396,027. The weighted average interest rate of the pool III premium loans, as of the cut-off date, was 5.419%. The weighted average remaining term to stated maturity of the pool III premium loans, as of the cut-off date, was 177.78 months.

     Pool IV discount loans will consist of pool IV mortgage loans with net loan rates less than 5.250%. Pool IV premium loans will consist of pool IV mortgage loans with net loan rates greater than or equal to 5.250%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool IV discount loans and the pool IV premium loans were $53,189,562 and $66,846,903, respectively. The weighted average interest rates of the pool IV discount loans and the pool IV premium loans, as of the cut-off date, were 5.217% and 5.705%, respectively. The weighted average remaining terms to stated maturity of the pool IV discount loans and the pool IV premium loans, as of the cut-off date, were 356.96 months and 356.11 months, respectively.

      The following tables set forth information regarding the mortgage loans as of August 1, 2004.

                 YEARS OF ORIGINATION OF POOL I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2003                                  7                         $  3,032,634

2004                              1,602                          827,772,040


Total                             1,609                         $830,804,674
                                  =====                         ============


                 YEARS OF ORIGINATION OF POOL II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2003                                  1                         $   535,562

2004                                536                          278,034,941


Total                               537                         $278,570,503
                                    ===                         ============


                 YEARS OF ORIGINATION OF POOL III MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2003                                  1                         $    569,657

2004                                341                          176,826,370


Total                               342                         $177,396,027
                                    ===                         ============


                 YEARS OF ORIGINATION OF POOL IV MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2003                                 34                         $ 16,303,514

2004                                204                          103,732,951


Total                               238                         $120,036,465
                                    ===                         ============

              TYPES OF DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                   1,425                         $735,168,364

Multi-family Dwellings*              23                           13,063,691

Townhouses                           20                            9,861,193

Condominium Units (one to four       58                           27,117,170
stories high)

Condominium Units (over four         18                            9,847,568
stories high)

Cooperative Units                    65                           35,746,690


Total                             1,609                         $830,804,674
                                  =====                         ============

-----------
*   Multi-family dwellings are 2-family, 3-family and 4-family.


              TYPES OF DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     493                         $255,210,712

Multi-family Dwellings*               4                            2,295,299

Townhouses                            8                            3,878,743

Condominium Units (one to four       14                            6,394,712
stories high)

Condominium Units (over four          6                            3,598,183
stories high)

Cooperative Units                    12                            7,192,854


Total                               537                         $278,570,503
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family.

              TYPES OF DWELLINGS SUBJECT TO POOL III MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     307                         $160,924,114

Multi-family Dwellings*               2                              927,756

Townhouses                            4                            1,487,670

Condominium Units (one to four       12                            5,054,058
stories high)

Condominium Units (over four          2                              866,240
stories high)

Cooperative Units                    15                            8,136,189


Total                               342                         $177,396,027
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family.


              TYPES OF DWELLINGS SUBJECT TO POOL IV MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     217                         $109,537,621

Townhouses                            3                            1,446,941

Condominium Units (one to four       12                            5,542,462
stories high)

Condominium Units (over four          4                            1,965,526
stories high)

Cooperative Units                     2                            1,543,915


Total                               238                         $120,036,465
                                    ===                         ============

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                          1,586                         $817,740,984

2-family                             16                            9,341,597

3-family                              6                            3,047,766

4-family                              1                              674,328


Total                             1,609                         $830,804,674
                                  =====                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            533                         $276,275,204

2-family                              4                            2,295,299


Total                               537                         $278,570,503
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL III MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            340                         $176,468,271

2-family                              2                              927,756


Total                               342                         $177,396,027
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL IV MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            238                         $120,036,465


Total                               238                         $120,036,465
                                    ===                         ============

                         SIZE OF POOL I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    8                         $    793,321
$150,000 through $199,999             6                            1,024,355
$200,000 through $249,999             3                              699,876
$250,000 through $299,999             2                              549,228
$300,000 through $349,999            76                           26,117,013
$350,000 through $399,999           358                          135,796,550
$400,000 through $449,999           282                          120,424,315
$450,000 through $499,999           249                          118,800,261
$500,000 through $549,999           135                           71,028,127
$550,000 through $599,999           129                           74,738,222
$600,000 through $649,999           101                           63,697,968
$650,000 through $699,999            80                           54,454,096
$700,000 through $749,999            24                           17,469,474
$750,000 through $799,999            18                           14,141,897
$800,000 through $849,999            18                           14,907,369
$850,000 through $899,999            17                           15,086,564
$900,000 through $949,999            17                           15,730,225
$950,000 through $999,999            86                           85,345,813
$1,000,000 and over                   0                                    0

Total                             1,609                         $830,804,674
                                  =====                         ============


                         SIZE OF POOL II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    3                         $    345,328
$150,000 through $199,999             2                              312,230
$200,000 through $249,999             2                              438,761
$250,000 through $299,999             1                              278,963
$300,000 through $349,999            21                            7,184,859
$350,000 through $399,999           115                           43,538,850
$400,000 through $449,999            84                           35,742,917
$450,000 through $499,999            80                           38,291,089
$500,000 through $549,999            59                           31,045,235
$550,000 through $599,999            39                           22,680,268
$600,000 through $649,999            39                           24,135,057
$650,000 through $699,999            32                           21,652,025
$700,000 through $749,999             9                            6,531,487
$750,000 through $799,999             6                            4,612,701
$800,000 through $849,999             5                            4,092,520
$850,000 through $899,999             5                            4,404,092
$900,000 through $949,999            19                           17,652,411
$950,000 through $999,999            16                           15,631,710
$1,000,000 and over                   0                                    0


Total                               537                         $278,570,503
                                    ===                         ============

                         SIZE OF POOL III MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    2                         $    217,144
$150,000 through $199,999             2                              353,734
$200,000 through $249,999             1                              210,696
$250,000 through $299,999             2                              564,854
$300,000 through $349,999            18                            6,113,110
$350,000 through $399,999            77                           29,062,908
$400,000 through $449,999            57                           24,451,785
$450,000 through $499,999            52                           25,056,016
$500,000 through $549,999            27                           14,207,651
$550,000 through $599,999            24                           13,828,417
$600,000 through $649,999            19                           11,991,572
$650,000 through $699,999            13                            8,864,013
$700,000 through $749,999            11                            7,975,174
$750,000 through $799,999             4                            3,113,422
$800,000 through $849,999             4                            3,260,388
$850,000 through $899,999             4                            3,522,886
$900,000 through $949,999             6                            5,566,604
$950,000 through $999,999            18                           17,781,857
$1,000,000 and over                   1                            1,253,796


Total                               342                         $177,396,027
                                    ===                         ============


                         SIZE OF POOL IV MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$299,999 and under                    0                         $          0
$300,000 through $349,999             9                            3,087,791
$350,000 through $399,999            47                            17,635,760
$400,000 through $449,999            51                           21,670,089
$450,000 through $499,999            47                           22,310,894
$500,000 through $549,999            20                           10,521,907
$550,000 through $599,999            21                           12,107,653
$600,000 through $649,999            10                            6,350,266
$650,000 through $699,999            13                            8,973,063
$700,000 through $749,999             2                            1,444,946
$750,000 through $799,999             5                            3,939,952
$800,000 through $849,999             2                            1,663,672
$850,000 through $899,999             4                            3,418,088
$900,000 through $949,999             1                              938,995
$950,000 through $999,999             6                            5,973,389
$1,000,000 and over                   0                                    0


Total                               238                         $120,036,465
                                    ===                         ============

               DISTRIBUTION OF POOL I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.125% - 5.500%                     299                         $167,271,073

5.501% - 6.000%                   1,025                          522,548,488

6.001% - 6.500%                     267                          133,533,599

6.501% - 7.000%                      17                            7,086,072

7.001% - 7.375%                       1                              365,441


Total                             1,609                         $830,804,674
                                  =====                         ============


              DISTRIBUTION OF POOL II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

4.625% - 5.000%                     413                         $216,963,781

5.001% - 5.500%                     124                           61,606,722


Total                               537                         $278,570,503
                                    ===                         ============

             DISTRIBUTION OF POOL III MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.000% - 5.500%                     271                         $140,003,089

5.501% - 6.000%                      70                           36,885,670

6.001% - 6.375%                       1                              507,268


Total                               342                         $177,396,027
                                    ===                         ============


              DISTRIBUTION OF POOL IV MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

4.625% - 5.000%                      16                         $  7,746,911

5.001% - 5.500%                     120                           62,741,433

5.501% - 6.000%                      95                           45,706,766

6.001% - 6.375%                       7                            3,841,355


Total                               238                         $120,036,465
                                    ===                         ============

                     DISTRIBUTION OF POOL I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    727                         $395,116,374

65.001% - 75.000%                   387                          196,536,023

75.001% - 80.000%                   478                          232,701,971

80.001% - 85.000%                     3                            1,160,898

85.001% - 90.000%                     9                            3,891,121

90.001% - 95.000%                     5                            1,398,288


Total                             1,609                         $830,804,674
                                  =====                         ============


                     DISTRIBUTION OF POOL II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    420                         $221,577,652

65.001% - 75.000%                    77                           37,718,407

75.001% - 80.000%                    38                           18,835,203

80.001% - 85.000%                     1                              374,711

85.001% - 90.000%                     0                                    0

90.001% - 95.000%                     1                               64,530


Total                               537                         $278,570,503
                                    ===                         ============

                     DISTRIBUTION OF POOL III MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    231                         $120,960,534

65.001% - 75.000%                    61                           30,043,281

75.001% - 80.000%                    48                           25,468,290

80.001% - 85.000%                     1                              569,657

85.001% - 90.000%                     1                              354,265


Total                               342                         $177,396,027
                                    ===                         ============


                     DISTRIBUTION OF POOL IV MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                     39                         $ 21,378,008

65.001% - 75.000%                    51                           25,915,565

75.001% - 80.000%                   143                           70,699,094

80.001% - 85.000%                     0                                    0

85.001% - 90.000%                     3                            1,290,444

90.001% - 95.000%                     2                              753,354


Total                               238                         $120,036,465
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               2                         $  1,203,402
Arizona                              13                            6,150,624
Arkansas                              2                              917,382
California                          771                          402,469,223
Colorado                             22                           11,075,487
Connecticut                          45                           25,322,150
District of Columbia                 13                            8,225,739
Florida                              22                           10,004,213
Georgia                              13                            5,689,824
Idaho                                 4                            1,312,027
Illinois                             41                           20,194,205
Indiana                               2                              964,211
Kansas                                4                            2,042,053
Kentucky                              1                              397,206
Maryland                             69                           34,586,825
Massachusetts                        98                           51,644,204
Michigan                             12                            5,244,053
Minnesota                             6                            2,814,471
Mississippi                           4                            2,293,266
Missouri                             13                            6,692,396
Montana                               2                              700,515
Nevada                               10                            3,986,517
New Hampshire                         3                            1,855,039
New Jersey                           61                           31,707,786
New Mexico                            4                            1,608,749
New York                            186                           99,927,570
North Carolina                       11                            6,078,919
Ohio                                  7                            3,406,798
Oregon                                3                            1,275,361
Pennsylvania                         23                           10,725,217
Rhode Island                          1                              669,339
South Carolina                        6                            3,080,566
Tennessee                            10                            5,047,562
Texas                                22                           12,077,166
Utah                                  2                              815,700
Vermont                               1                              491,752
Virginia                             83                           40,783,876
Washington                           15                            6,502,981
Wisconsin                             2                              820,299


Total                             1,609                         $830,804,674
                                  =====                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               5                         $  2,161,366
Arizona                               3                            1,976,593
California                          269                          141,668,774
Colorado                              8                            4,499,727
Connecticut                          15                            7,234,892
Delaware                              1                              496,251
District of Columbia                  4                            2,123,889
Florida                              13                            6,438,487
Georgia                               6                            2,871,750
Idaho                                 1                              504,252
Illinois                             21                           10,484,111
Indiana                               5                            2,484,355
Kansas                                2                            1,000,345
Kentucky                              1                              373,597
Louisiana                             3                            1,081,845
Maryland                             24                           12,740,076
Massachusetts                        31                           15,979,785
Michigan                              9                            5,006,386
Minnesota                             2                              708,876
Mississippi                           1                              419,631
Missouri                             12                            6,217,633
Montana                               1                              471,438
Nevada                                2                              716,885
New Hampshire                         2                              920,322
New Jersey                            2                            1,166,774
New Mexico                            1                              427,181
New York                             45                           24,174,108
North Carolina                        3                            1,661,857
Oklahoma                              1                              228,293
Oregon                                2                            1,104,131
Pennsylvania                          4                            1,763,445
South Carolina                        1                              606,091
Tennessee                             3                            1,823,229
Texas                                 8                            4,929,612
Utah                                  2                              771,743
Vermont                               2                              539,272
Virginia                             15                            7,553,587
Washington                            4                            1,772,026
West Virginia                         1                              500,238
Wisconsin                             1                              471,438
Wyoming                               1                              496,212


Total                               537                         $278,570,503
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL III MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               4                         $  1,702,321
Arizona                               4                            2,041,325
Arkansas                              1                              697,514
California                          160                           84,999,892
Colorado                              6                            2,712,713
Connecticut                           7                            4,818,151
Florida                              12                            6,536,877
Georgia                               2                              819,801
Hawaii                                1                              645,227
Illinois                              9                            5,087,478
Iowa                                  1                              437,308
Kentucky                              2                            1,263,157
Maryland                              7                            3,395,523
Massachusetts                         8                            3,612,806
Michigan                              3                            1,463,211
Minnesota                             3                            1,211,918
Missouri                              8                            3,329,074
Nevada                                2                              579,748
New Hampshire                         3                            1,467,741
New Jersey                            7                            4,581,462
New York                             47                           23,733,691
North Carolina                        6                            3,502,411
Ohio                                  2                              841,942
Oregon                                2                              763,516
Pennsylvania                          5                            2,550,453
South Carolina                        1                              447,406
Tennessee                             3                            1,338,450
Texas                                11                            5,543,622
Utah                                  4                            2,279,197
Vermont                               1                              413,542
Virginia                              4                            1,758,128
Washington                            5                            2,423,329
Wisconsin                             1                              397,093


Total                               342                         $177,396,027
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL IV MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Arizona                               2                         $    863,512
California                           56                           31,141,752
Connecticut                          15                            7,236,992
District of Columbia                  1                              527,424
Florida                               8                            3,572,025
Georgia                               4                            1,551,856
Illinois                             10                            5,489,283
Indiana                               5                            2,058,508
Kansas                                1                              357,138
Maryland                              5                            2,561,832
Massachusetts                        16                            8,758,690
Michigan                             10                            4,249,711
Minnesota                             7                            3,675,166
Missouri                              3                            1,275,084
Nebraska                              1                              598,652
Nevada                                2                            1,580,321
New Jersey                           20                            9,872,805
New Mexico                            1                              363,617
New York                             17                            9,058,673
Ohio                                  8                            3,930,093
Oregon                                2                              744,085
Pennsylvania                         11                            4,772,429
Rhode Island                          1                              389,593
Texas                                13                            6,383,677
Utah                                  2                              782,148
Virginia                             13                            6,441,155
Washington                            2                              779,568
Wisconsin                             2                            1,020,676


Total                               238                         $120,036,465
                                    ===                         ============

                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL I MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
               65.000%    65.001%-   75.001%-   80.001%-   85.001%-   90.001%-
              and below   75.000%    80.000%    85.000%    90.000%    95.000%     All Loans
              ---------   -------    -------    -------    -------    -------     ---------
Less than 620   4.36%      3.10%      1.54%      0.00%      0.04%      0.00%         9.04%
620-649         0.81%      0.71%      0.41%      0.00%      0.00%      0.00%         1.93%
650-699         6.14%      3.33%      4.79%      0.05%      0.17%      0.06%        14.55%
700-749        15.26%      6.97%     10.05%      0.04%      0.20%      0.08%        32.61%
750-799        20.31%      9.43%     10.30%      0.05%      0.06%      0.02%        40.17%
800 and above   0.68%      0.11%      0.92%      0.00%      0.00%      0.00%         1.71%

Total          7.56%      23.66%     28.01%      0.14%      0.47%      0.17%       100.00%
               ======     ======     ======      =====      =====      =====       =======


                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL II MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
               65.000%    65.001%-   75.001%-   80.001%-   90.001%-
              and below   75.000%    80.000%    85.000%    95.000%   All Loans
              ---------   -------    -------    -------    -------   ---------
Less than 620   7.25%      2.53%      0.00%      0.00%      0.00%      9.78%
620-649         1.69%      0.68%      0.00%      0.00%      0.00%      2.37%
650-699         9.25%      2.32%      1.08%      0.00%      0.00%     12.65%
700-749        26.52%      4.84%      2.13%      0.00%      0.00%     33.49%
750-799        32.84%      3.17%      3.55%      0.13%      0.02%     39.72%
800 and above   1.99%      0.00%      0.00%      0.00%      0.00%      1.99%

Total          79.54%     13.54%      6.76%      0.13%      0.02%    100.00%
               ======     ======      =====      =====      =====    =======

                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                RATIOS AT ORIGINATION OF POOL III MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
               65.000%    65.001%-   75.001%-   80.001%-   85.001%-
              and below   75.000%    80.000%    85.000%    90.000%   All Loans
              ---------   -------    -------    -------    -------   ---------
Less than 620   1.37%      0.59%      0.00%      0.00%      0.00%      1.95%
620-649         2.57%      0.76%      0.27%      0.00%      0.00%      3.59%
650-699        10.63%      3.48%      3.89%      0.00%      0.00%     18.00%
700-749        20.95%      5.50%      3.78%      0.32%      0.00%     30.55%
750-799        31.24%      6.33%      6.42%      0.00%      0.20%     44.19%
800 and above   1.42%      0.29%      0.00%      0.00%      0.00%      1.71%

Total          68.19%     16.94%     14.36%      0.32%      0.20%    100.00%
               ======     ======     ======      =====      =====    =======


                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                RATIOS AT ORIGINATION OF POOL IV MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
               65.000%    65.001%-   75.001%-   85.000%-   90.001%-
              and below   75.000%    80.000%    90.000%    95.000%   All Loans
              ---------   -------    -------    -------    -------   ---------
Less than 620   0.91%      0.32%      3.31%      0.41%      0.31%      5.27%
620-649         0.33%      0.00%      4.34%      0.00%      0.00%      4.67%
650-699         1.85%      4.13%      9.17%      0.32%      0.00%     15.47%
700-749         4.64%      7.53%     16.39%      0.35%      0.32%     29.22%
750-799         9.72%      8.95%     24.61%      0.00%      0.00%     43.29%
800 and above   0.35%      0.65%      1.07%      0.00%      0.00%      2.08%

Total          17.81%     21.59%     58.90%      1.08%      0.63%    100.00%
               ======     ======     ======      =====      =====    =======

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: August 11, 2004